$775,000.00                                   DATED:  OCTOBER 26, 1999

                                 PROMISSORY NOTE

                  FOR VALUE RECEIVED, Learner's World, Inc. ("Maker"), promises to pay to Antonio Casaccio, Agrippino Casaccio and Salvatore Casaccio, individuals hereinafter referred to jointly as "Holder", or order, Seven Hundred Seventy Five Thousand Dollars ($775,000.00). As full and complete payment of that Agreement of Sale dated December 17, 1996 to which the Maker and Holder were parties.

               1. PAYMENTS. The principle on the obligation represented hereby shall be repaid in installments of interest only beginning on February 1, 2000 through February 1, 2001, beginning with March 1, 2001 monthly payments of interest and principle in the amount of $11,918.18 shall be due with an equal amount due the first of each calendar month until December 31, 2007 at which time the entire unpaid principle and any unpaid interest, if any, shall be paid in full. There is no back interest accruable or due at any time before December 31, 1999.

               2. INTEREST. The obligation shall bear simple interest which shall be at the rate of 7% per annum, beginning on January 1, 2000, with the entire unpaid interest payable on or before December 31, 2007.

               3. TYPE AND PLACE OF PAYMENTS. Payments of principal and interest shall be made in lawful money of the United States of America to the above-named Holder at 369 Avenue U, Brooklyn, New York 11223, or order.

               4. PREPAYMENT. Advance payment or payments may be made on the principal, without penalty or forfeiture. There shall be no penalty for any prepayment.

               5. DEFAULT. Upon the occurrence or during the continuance of any one or more of the events hereinafter enumerated, Holder or the holder of this Note may forthwith or at any time thereafter during the continuance of any such event, by notice in writing to the Maker, declare the unpaid balance of the principal and interest on the Note to be immediately due and payable, and the principal and interest shall become and shall be immediately due and payable without presentation, demand, protest, notice of protest, or other notice of dishonor, all of which are hereby expressly waived by Maker, such events being as follows:

                    (a) Default in the payment of the principal and interest of this Note or any portion thereof when the same shall become due and payable, whether at maturity as herein expressed, by acceleration, or otherwise, unless cured within five (5) days after notice thereof by Holder or the holder of such Note to Maker.

                    (b) Maker shall file a voluntary petition in bankruptcy or a voluntary petition seeking reorganization, or shall file an answer admitting the jurisdiction of the court and any material allegations of an involuntary petition filed pursuant to any act of Congress relating to bankruptcy or to any act purporting to be amendatory thereof, or shall be adjudicated

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                        bankrupt, or shall make an assignment for the benefit of
                         creditors, or shall apply for or consent to the appointment of any receiver or trustee for Maker, or of all or any substantial portion of its property, or Maker shall make an assignment to an agent authorized to liquidate any substantial part of its assets; or

                    (c) An order shall be entered pursuant to any act of Congress relating to bankruptcy or to any act purporting to be amendatory thereof approving an involuntary petition seeking reorganization of the Maker, or an order of any court shall be entered appointing any receiver or trustee of or for Maker, or any receiver of trustee of all or any substantial portion of the property of Maker, or a writ or warrant of attachment or any similar process shall be issued by any court against all or any substantial portion of the property of Maker, and such order approving a petition seeking reorganization or appointing a receiver or trustee is not vacated or stayed, or such writ, warrant of attachment, or similar process is not released or bonded within 60 days after its entry or levy.

          6. ATTORNEYS' FEES. If this Note is placed with an attorney for collection, or if suit be instituted for collection, or if any other remedy permitted by law is pursued by Holder, because of any default in the terms and conditions herein, then in such event, the undersigned agrees to pay reasonable attorneys' fees, costs, and other expenses incurred by Holder in so doing.

          7. SECURITY. The payment of this note is secured by a Security Agreement of even date herewith, payment being secured by the real and personal property of the Maker.

          8. CONSTRUCTION. This Note shall be governed by and construed in accordance with the laws of the State of New York.

                         Learner's World, Inc., "Maker"


                                    BY:   /S/ SALVATORE CASACCIO
                                    --------------------------------
                                    TITLE:      PRESIDENT

         ATTEST BY
         Secretary of Learner's World, Inc.


         ACCEPTED:  SALVATORE CASACCIO                /S/ SALVATORE CASACCIO
                                                     ------------------------

                      ANTONIO CASACCIO                /S/ ANTONIO CASACCIO
                                                     ------------------------

                      AGRIPINO CASACCIO               /S/ AGRIPINO CASACCIO
                                                     ------------------------


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